SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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                        Date of Report: September 9, 2003


                         VERTICAL COMPUTER SYSTEMS, INC.
               (Exact Name of Registrant as Specified in Charter)


          DELAWARE                     0-28685                  65-0393635
          --------                     -------                  ----------
(State or other jurisdiction         (Commission               (IRS Employer
     of incorporation)               File Number)            Identification No.)



                         101 WEST 6TH STREET, SUITE 401
                               AUSTIN, TEXAS 78701

                    (Address of principal executive offices)


                                 (512) 472-1906
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                (Registrant's Executive Office Telephone Number)

                   6336 WILSHIRE BLVD., LOS ANGELES, CA 90048
                   ------------------------------------------
                    (FORMER ADDRESS OF SMALL BUSINESS ISSUER)

ITEM 9. REGULATION FD DISCLOSURE.

In order to be located closer to its subsidiaries, 60% owned Now Solutions, LLC and 89% owned Government Internet Systems, Inc., Vertical Computer Systems, Inc. closed its office at 6336 Wilshire Blvd., Los Angeles, CA 90048 and moved its principal executive office to 101 West 6th Street, Suite 401, Austin, Texas 78701, effective September 8, 2003.

ITEM 7. EXHIBITS

      NONE


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              VERTICAL COMPUTER SYSTEMS, INC.
Dated: September 9, 2003
                                              By:      /s/Richard Wade
                                                       ------------------------
                                                       Name:  Richard Wade
                                                       Its:  President and CEO